SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 1, 1998
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                          HEMAGEN DIAGNOSTICS, INC.
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             (Exact name of Registrant as Specified in Charter)

Delaware                         1-11700                    04-2869857
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(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)


34-40 Bear Hill Road, Waltham, MA                                         02451
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code  (781) 890-3766
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Item 2.    Acquisition or Disposition of Assets.

           On August 14, 1998, Hemagen Diagnostics, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Dade Behring Inc. ("Dade"), for the purchase of certain assets related to a product line sold under the tradename Analyst(R). The transaction closed on September 1, 1998. The Analyst(R) product line consists primarily of the Analyst bench top clinical chemistry system and the related consumables which are used for both human and veterinary medical diagnostic testing. The assets included accounts receivable, inventory, equipment, and certain intellectual property. The Company agreed to assume certain of Dade's liabilities including accounts payable, service contracts and warranty obligations. Pursuant to the Agreement and the related documents executed by the parties, Dade will continue to manufacture the products under a separate manufacturing agreement for a period of up to thirty-six months while the Company transitions the manufacturing operations to its facility located in Columbia, Maryland. The Company intends to have the instruments manufactured by Dade or some other suitable third party for the foreseeable future.

           Under the Agreement, at the closing of the transaction, the Company paid $3,500,000 in cash and issued a non-interest bearing promissory note to Dade (the "Note") in the amount of $1,250,000. Under the terms of the Note, the Company agrees to pay Dade in full on or before September 1, 2000. The Note is subject to adjustment due to changes in the net current asset values of the transferred assets. The Company has also agreed to pay Dade a royalty on the sale of certain consumables for use with the Analyst Instrument.

           The Company financed the acquisition using $3,500,000 in proceeds from a $5,000,000 revolving credit line from Bank Boston, N.A., which is secured by all the assets of the Company and its subsidiaries.

           All other information required by Item 2 is set forth in the Asset Purchase Agreement filed as Exhibit 2.1 hereto, the Amendment to the Asset Purchase Agreement filed as Exhibit 2.2 hereto and the registrant's press release filed as Exhibit 20.1 hereto, respectively, and is incorporated herein by this reference.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

(a)        Financial Statements of Businesses Acquired.

           The financial statements required by this subsection will be filed by amendment within 60 days after the date that this Current Report on Form 8-K must be filed.

(b)        Pro Forma Financial Information.

           The pro forma financial information required by this subsection will be filed by amendment within 60 days after the date that this Current Report on Form 8-K must be filed.

(c)        Exhibits.

2.1 Asset Purchase Agreement, dated as of August 14, 1998, between Dade Behring Inc. and Hemagen Diagnostics, Inc. The schedules and exhibits are omitted. The schedules and exhibits are listed in the table of contents to the Asset Purchase Agreement and the table briefly identifies the contents of all such omitted schedules and exhibits. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

2.2   Amendment to Asset Purchase Agreement

20.1  Press Release of Hemagen Diagnostics, Inc., dated September 2, 1998.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                       HEMAGEN DIAGNOSTICS, INC.


Dated September 15, 1998               By  /s/ Carl Franzblau
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                                           Carl Franzblau, Ph.D.
                                           President and Chairman
                                           of the Board of Directors


                                EXHIBIT INDEX


Exhibit No.            Description
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2.1   Asset Purchase Agreement, dated as of August 14, 1998, between Dade
      Behring Inc. and Hemagen Diagnostics, Inc.
2.2 Amendment to Asset Purchase Agreement, dated as of August 31, 1998, between Dade Behring Inc. and Hemagen Diagnostics, Inc.
20.1  Press Release of Hemagen Diagnostics, Inc., dated September 2, 1998.